SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) March 29, 2006
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)            Identification No.)
 incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

On March 31, 2006, a statement on Schedule 13D relating to the ownership of shares of the common stock of our Company, Amcon Distributing Company, was filed with the Securities and Exchange Commission by a group (the "Group") comprised of Draupnir Capital, LLC, Draupnir, LLC, The Lifeboat Foundation, Allen D. Petersen, 2003 Allen D. Petersen Irrevocable Trust, William F. Wright, Jeremy W. Hobbs and Christopher H. Atayan. This Schedule 13D was dated March 29, 2006 and announced the formation of a group for purposes of
Section 13(d) of the Securities Exchange Act of 1934.

According to this Schedule 13D, subsequent to the March 7, 2006 acquisition by Draupnir Capital, LLC of our Company's Series C Convertible Preferred Stock pursuant to a Securities Purchase Agreement dated as of March 3, 2006 between Draupnir Capital, LLC and our Company, each member of the Group agreed to join together with respect to certain management and investment decisions in connection with our Company. The acquisition by Draupnir Capital, LLC of our Company's Series C Convertible Preferred Stock previously was described in our Company's Current Report on Form 8-K, dated March 7, 2006, that was filed with the Securities and Exchange Commission on March 13, 2006.

As more fully described under Item 5.02 below, the Certificate of Designations, Preferences and Rights that created and authorized the Series C Convertible Preferred Stock provides that the holder of the Series C Convertible Preferred Stock, Draupnir Capital, LLC, would be entitled to elect one director to our Company's Board of Directors. On March 29, 2006, Jeremy W. Hobbs, the person designated by Draupnir Capital, LLC to serve as such director, was elected as a Class III director of our Company. He joins three other members of the Group -- Allen D. Petersen, William F. Wright and Christopher H. Atayan -- on our Board of Directors.

Both the Securities Purchase Agreement and the Certificate of Designations, Preferences and Rights referred to above provide for the implementation of a holding company structure reasonably satisfactory to Draupnir Capital, LLC under which our Company will be operated as a holding company overseeing its operating subsidiaries. As a part of this restructuring:

- Our Company created an "Office of the Chairman" to which our executive officers other than the Chairman (who is also our chief executive officer) will report. The Office of the Chairman is comprised of our Chairman, a Vice Chairman and a Chief Financial Officer.

-  William F. Wright continues to serve as our Chairman.

-  Christopher H. Atayan was appointed as Vice Chairman.

- Draupnir Capital was given the right to designate our Chief Financial Officer. As a result of the announced resignation of Michael D. James as our Chief Financial Officer, our Board of Directors appointed Andrew C. Plummer as acting Chief Financial Officer.

- The location for the Office of the Chairman was established in the Chicago, Illinois offices of Draupnir, LLC

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-  Draupnir Capital will provide management services to our subsidiary,
Hawaiian Natural Water Co., Inc., on terms and conditions to be agreed upon at a later time.

Messrs. Wright, Petersen, Hobbs and Atayan will be engaged in the management of our Company pursuant to their roles as directors and/or officers. In connection with the foregoing, the Group will have a certain degree of control over the management and policies of our Company.

As reported in the Schedule 13D referred to above, the Group collectively is deemed to beneficially own 405,173 shares, or 53.3%, of our common stock, which beneficial ownership assumes full conversion of all presently exercisable options and convertible shares held by the members of the Group. Due to the ownership by the Group of over 50% of the voting power of our Company, our Company is now considered to be a "controlled company" within the meaning of the American Stock Exchange listing standards. As a result, our Company no longer will be required to comply with the following American Stock Exchange requirements:

- The requirement that at least a majority of the members of our Board of Directors must be persons who satisfy the definition of an "independent" director;

- The requirement that nominations to our Board of Director must be either selected, or recommended for the Board's selection, by either a nominating committee comprised solely of independent directors or by a majority of the independent directors; and

- The requirement that compensation of our chief executive officer and other officers must be determined, or recommended to our Board of Directors for determination, either by a compensation committee comprised of independent directors or by a majority of the independent directors on our Board of Directors.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As previously reported, on March 7, 2006, our Company, Amcon Distributing Company, issued and sold 80,000 shares of its Series C Convertible Preferred Stock, par value $.01 per share. Draupnir Capital, LLC was the purchaser of these shares.

The Certificate of Designations, Preferences and Rights that created and authorized the Series C Convertible Preferred Stock provides that, from and after March 21, 2006, the holder of the Series C Preferred Stock, voting separately as a single class to the exclusion of all other classes and series of our Company's capital stock, would be entitled to elect one director to our Company's Board of Directors. Draupnir Capital, LLC, the holder of the Series C Convertible Preferred Stock, designated Jeremy W. Hobbs to serve as such director. On March 29, 2006, Jeremy W. Hobbs was appointed by our Board of Directors to serve as a Class III director of our Company for an initial term expiring at the annual meeting of stockholders in 2006 or until his earlier resignation, removal from office, death or disability. Prior to this appointment, the size of our Board of Directors was increased from nine to ten members to accommodate the appointment of Mr. Hobbs. As contemplated by the Certificate of Designations, Preferences and Rights, any vacancy occurring because of the death, disability, resignation or removal of Mr. Hobbs will be filled by the holders of a majority of the outstanding shares of the Series C Convertible Preferred Stock.

Draupnir Capital, the holder of our Series C Convertible Preferred Stock, is a wholly owned subsidiary of Draupnir, LLC. Allen D. Petersen, a member of our Board of Directors, is a member and manager of Draupnir, LLC and serves as its Chairman. Jeremy W. Hobbs, the recent addition to our Board of Directors, is a member and manager of Draupnir, LLC and serves as its Chief Executive Officer. Christopher H. Atayan, a member of our Board of Directors and Vice Chairman of the Company, is an executive consultant to Draupnir, LLC.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 7, 2006, our Company entered into a Securities Purchase Agreement dated as of March 3, 2006 with Draupnir Capital, LLC relating to our Company's sale of Series C Convertible Preferred Stock, par value $.01 per share. This Securities Purchase Agreement and the Certificate of Designations, Preferences and Rights relating to the Series C Convertible Preferred Stock both provide for our Company's establishment of a holding company structure reasonably satisfactory to Draupnir Capital, LLC, the holder of the Series C Convertible Preferred Stock. As a part of this restructuring, our Company has created an "Office of the Chairman" to which our senior management will report. The Office of the Chairman is comprised of our Chairman, a Vice Chairman and a Chief Financial Officer. On March 29, 2006, our Board of Directors unanimously (with members of the Group abstaining) adopted a resolution approving a series of amendments to Article IV of our Company's bylaws to formally implement the creation of the "Office of the Chairman." In particular, the amendment to our Company's bylaws provides as follows:

- Our bylaws were amended to create the Office of the Chairman, which shall be comprised of the Chairman, Vice Chairman and Chief Financial Officer, and to provide that the President and our executive officers other than the Chairman (who is also our chief executive officer) shall report to the Office of the Chairman.

- Our bylaws were amended to provide that the officers of our Company to be elected by our Board of Directors would include a Chairman and Vice Chairman, in addition to the President, and that our Board of Directors may choose a Chief Financial Officer, in addition to one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers deemed necessary by our Board.

- Our bylaws were amended to provide that the duties and responsibilities of the Chairman shall be to serve as the chief executive officer and, as such, the Chairman's duties and responsibilities were expanded to include responsibility for directing the business and affairs of our Company.

- Our bylaws were amended to provide that the duties and responsibilities of the Vice Chairman shall be to serve as the chief corporate officer who shall have responsibility for directing the business and affairs of our Company, in addition to performing the duties of the Chairman in his or her absence.

- Our bylaws were amended to provide that the duties and responsibilities of the President shall be to serve as the chief operating officer who shall have responsibility for the active management of the business and affairs of our Company, in addition to performing the duties of the Chairman and Vice Chairman in the absence of both the Chairman and Vice Chairman.

- Our bylaws were amended to provide that the duties and responsibilities of the Chief Financial Officer shall be to serve as the chief financial officer who shall have responsibility for performing the duties customarily incident to such office, including executing certifications with respect to our Company's financial statements as may be required by law, in addition to performing such other duties and responsibilities as may be assigned to him or her by our Board of Directors, Chairman or Vice Chairman.

- Our bylaws were amended to provide that Chairman and Vice Chairman, in addition to the President, shall have full power and authority, except as otherwise required by law or directed by our Board of Directors, (a) to execute, on behalf of our Company, all duly authorized contracts, agreements, deeds, conveyances or other obligations of our Company, applications, consents, proxies and other powers of attorney and other documents and instruments, and (b) to vote and otherwise act on behalf of our Company, in person or by proxy, at any meeting of stockholders (or with respect to any action of such stockholders) of any other corporation in which our Company may hold securities and otherwise to exercise any and all rights and powers which our Company may possess by reason of its ownership of securities of such other corporation.

- Our bylaws were amended to provide that Chairman and Vice Chairman, in addition to our Board of Directors and President, shall have full power and authority to assign to our Vice Presidents and Secretary the duties, services, authorities and responsibilities to be performed by such Vice Presidents and Secretary.

Prior to the amendment, our bylaws did not provide for the Office of the Chairman. The Chairman previously was identified as the chief corporate officer while the President was identified as the chief executive officer. Our bylaws did not provide for a Vice Chairman.

The description of the amendments to Article IV of our Company's bylaws contained in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Article IV of our Company's bylaws. A copy of the amended Article IV of our Company's bylaws is attached to this report as Exhibit 4.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION
         4.1               Amended Article IV of our Company's Bylaws.

         4.2 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock (filed as Exhibit 4.1 to our Company's Current Report on Form 8-K, dated March 7, 2006, that was filed with the Securities and Exchange Commission on March 13, 2006 and which Exhibit is incorporated herein by reference).

         4.3 Securities Purchase Agreement, dated as of March 3, 2006, between Amcon Distributing Company and Draupnir Capital, LLC (filed as Exhibit 4.3 to our Company's Current Report on Form 8-K, dated March 7, 2006, that was filed with the Securities and Exchange Commission on March 13, 2006 and which
                           Exhibit is incorporated herein by reference).


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)

Date: April 4, 2006             By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Chief Financial Officer


                                 EXHIBIT INDEX
                                 -------------
Exhibit           Description

4.1               Amended Article IV of our Company's Bylaws

4.2 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock (filed as Exhibit 4.1 to our Company's Current Report on Form 8-K, dated March 7, 2006, that was filed with the Securities and Exchange Commission on March 13, 2006 and which Exhibit is incorporated herein by reference).

4.3 Securities Purchase Agreement, dated as of March 3, 2006, between Amcon Distributing Company and Draupnir Capital, LLC (filed as Exhibit 4.3 to our Company's Current Report on Form 8-K, dated March 7, 2006, that was filed with the Securities and Exchange Commission on March 13, 2006 and which
                  Exhibit is incorporated herein by reference).

                                 EXHIBIT 4.1

                                 ARTICLE IV

                                  OFFICERS


Section 1. GENERALLY. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chairman, Vice Chairman, President and Secretary. The Board of Directors may also choose any or all of the following: a Chief Financial Officer, Treasurer, one or more Vice Presidents, and one or more Assistant Secretaries and Assistant Treasurers or any other officers deemed necessary by the Board of Directors. The Office of the Chairman shall be comprised of the Chairman, Vice Chairman and Chief Financial Officer. The President and other executive officers shall report to the Office of the Chairman. Any number of offices may be held by the same person.

Section 2. COMPENSATION. The compensation of all officers and agents of the Corporation who are also directors of the Corporation shall be fixed by the Board of Directors. The Board of Directors may delegate the power to fix the compensation of other officers and agents of the Corporation to an officer of the Corporation.

Section 3. ELECTION. The officers of the Corporation shall hold office until their successors are elected and qualified. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the directors. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

Section 4. AUTHORITY AND DUTIES. Each of the officers of the Corporation shall have such authority and shall perform such duties as are customarily incident to their respective offices or as may be specified from time to time by the Board of Directors in a resolution which is not inconsistent with these By-laws.

Section 5. REMOVAL AND RESIGNATION; VACANCIES. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors, Chairman, Vice Chairman or President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

Section 6. CHAIRMAN. The Chairman shall be the chief executive officer of the Corporation and, as such, shall direct the business and affairs of the Corporation, preside at all meetings of the stockholders and of the Board of Directors and shall have such other duties and responsibilities as may be assigned to him or her by the Board of Directors. The Chairman may delegate to any qualified person his or her authority, including to chair any meeting of the stockholders, either on a temporary or a permanent basis.

Section 7. VICE CHAIRMAN. The Vice Chairman shall be the chief corporate officer of the Corporation and, as such, shall also direct the business and affairs of the Corporation and shall have such other duties and responsibilities as may be assigned to him or her by the Board of Directors. In case of the inability or failure of the Chairman to perform the duties of that office, the Vice Chairman shall perform such duties, unless otherwise determined by the Board of Directors. The Vice Chairman shall report to the Chairman.

Section 8. PRESIDENT. The President shall be the chief operating officer of the Corporation and, as such, shall be responsible for the active management of the business and affairs of the Corporation. In case of the inability or failure of both the Chairman and Vice Chairman to perform the duties of those offices, the President shall perform such duties, unless otherwise determined by the Board of Directors.

Section 9. EXECUTION OF DOCUMENTS AND ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. The Chairman, Vice Chairman and President shall each have and each is hereby given full power and authority, acting alone or together, except as otherwise required by law or directed by the Board of Directors, (a) to execute, on behalf of the Corporation, all duly authorized contracts, agreements, deeds, conveyances or other obligations of the Corporation, applications, consents, proxies and other powers of attorney and other documents and instruments and (b) to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders (or with respect to any action of such stockholders) of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities of such other corporation. In addition, the Chairman, Vice Chairman and President, or any of them, may delegate to other officers, employees and agents of the Corporation the power and authority to take any such action which each is authorized to take under this Section 9 of this Article IV, with such limitations as they or any of them may specify; such authority so delegated shall not be redelegated by the person to whom such execution authority has been delegated.

Section 10. VICE PRESIDENT. Each Vice President, however titled, shall perform such duties and services and shall have such authority and responsibilities as shall be assigned to or required from time to time by the Board of Directors, Chairman, Vice Chairman or President.

Section 11. SECRETARY AND ASSISTANT SECRETARIES. (a) The Secretary shall attend all meetings of the stockholders and all meetings of the Board of the Board of Directors and record all proceedings of the meetings of the stockholders and of the Board of Directors and shall perform like duties for the standing committees when requested by the Board of Directors, Chairman, Vice Chairman or President. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors. The Secretary shall perform such duties as may be prescribed by the Board of Directors, Chairman, Vice Chairman or President. The Secretary shall have charge of the seal of the Corporation and authority to affix the seal to any instrument. The Secretary or any Assistant Secretary may attest to the corporate seal by handwritten of facsimile signature. The Secretary shall keep and account for all books, documents, papers and records of the Corporation except those for which some other officer or agent has been designated or is otherwise properly accountable. The Secretary shall have authority to sign stock certificates.

     (b) Assistant Secretaries, in order of their seniority, shall assist the Secretary and, if the Secretary is unavailable or fails to act, perform the duties and exercise the authorities of the Secretary.

Section 12. CHIEF FINANCIAL OFFICER, TREASURER AND ASSISTANT TREASURER. (a) The Chief Financial Officer shall be the chief financial officer of the Corporation and, as such, shall perform the duties customarily incident to such office, including executing certifications with respect to financial statements of the Corporation as may be required by law, and such other duties as shall be assigned to or required from time to time by the Board of Directors, Chairman or Vice Chairman.

     (b) The Treasurer shall have the custody of the funds and securities belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Treasurer with the prior approval of the Board of Directors, Chairman, Vice Chairman or President. The Treasurer shall disburse the funds and pledge the credit of the Corporation as may be directed by the Board of Directors and shall render to the Board of Directors, Chairman, Vice Chairman or President, as and when required by them, or any of them, an account of all transactions by the Treasurer.

     (c) Assistant Treasurers, in order of their seniority, shall assist the Treasurer and, if the Treasurer is unable or fails to act, perform the duties and exercise the powers of the Treasurer.